Exhibit 99.1

TILT Holdings, Shinnecock Nation and PowerFund Partners Finalize

Change in Partnership of Little Beach Harvest Joint Venture

PHOENIX, September 5, 2023 –  TILT Holdings Inc. (“TILT” or the “Company”) (NEO: TILT) (OTC: TLLTF), a global provider of cannabis business solutions that include inhalation technologies, cultivation, manufacturing, processing, brand development and retail, today announced that SFNY Holdings Inc. (“SFNY”) and Standard Farms New York LLC (“Standard Farms NY”), each subsidiaries of the Company, entered into a membership interest purchase agreement (“Purchase Agreement”) with CGSF Investments, LLC (“CGSF”), a wholly owned subsidiary of PowerFund Holdings II LLC (“PowerFund Partners”), pursuant to which CGSF acquired from SFNY all the membership interests in Standard Farms NY for the agreed consideration of $1,400,000. Standard Farms NY holds a 75% interest in CGSF Group LLC (“CGSF Group”), which was formed to establish vertical cannabis operations on the Shinnecock Nations aboriginal tribal territory in the Hamptons on Long Island, New York.  The cannabis project development firm Conor Green Consulting, LLC will continue to hold a minority interest in CGSF Group.

TILT initially partnered with the Nation in August 2021 providing financial investment, training, and mentoring to help establish the Little Beach Harvest, the first tribal owned and operated cannabis dispensary by the Nation on Eastern Long Island of New York. Following the transaction, PowerFund Partners will work in partnership with the Nation on the final stages of development of the Little Beach Harvest dispensary.

“Since partnering in 2021, we are proud of what we have been able to accomplish with the Shinnecock Nation,” said TILT Holdings Interim Chief Executive Officer Tim Conder. “Although changing market dynamics have caused us to evaluate the best approach to the New York market, we are excited to have PowerFund Partners acquire our position in this partnership and to continue our vision of supporting the Shinnecock people in creating a new economic engine. We wish the Nation continued success with their new partner and look forward to finding opportunities to work together with the Little Beach Harvest brand in the future.”

The Shinnecock Nation is one of the oldest self-governing tribes in the State of New York and became the 565th tribe formally recognized by the United States federal government on October 1, 2010. The Nation primarily holds jurisdiction over tribal territory at Shinnecock Neck, a peninsula that extends into the Shinnecock Bay encompassing approximately 900 acres, as well as 100 acres along the Peconic Bay which includes Westwoods in Hampton Bays.

“A year ago we broke ground with TILT Holdings on the construction of Little Beach Harvest Dispensary and due to their partnership, today we have a building on those grounds. Thank you to the team at TILT for leading us through this journey,” said the Council of Trustees of the Shinnecock Nation. “This transition to PowerFund Partners will bring us to the point of completion and official opening as the first tribally owned cannabis dispensary in Eastern Long Island on our Sovereign land. We are excited about what our business will bring to our people and the surrounding communities.”

“The mission behind Little Beach Harvest (“LBH”) and the goals of Shinnecock Nation are perfectly aligned with the values and mission of PowerFund Partners,” said Sean D. Power, Chief Executive Officer and President of PowerFund Partners. “We could not be more excited to partner with LBH to support the launch of Shinnecock Nation’s first-ever dispensary in the coming weeks. PowerFund Partners expects to work in collaboration with Cure Company and the Originals and are eager to support an ecosystem of Shinnecock based cultivators and manufacturers.”

Little Beach Harvest is nearing its completion and slated to officially open Fall 2023.

About PowerFund Holdings II LLC (PowerFund Partners)

PowerFund Partners is a family-owned, privately-held, Boston-based development company with a focus on premium, sustainable cannabis operations. It is led by a core group of partners with decades of experience as industry leaders in business, government, media, development, cannabis, healthcare and community empowerment. PowerFund Partners has joined with the Cure Company and the Originals out of Southern California to create a fully-integrated, joint-venture cannabis cultivation operation in Massachusetts.

About TILT Holdings

TILT helps cannabis businesses build brands. Through a portfolio of companies providing technology, hardware, cultivation and production, TILT services brands and cannabis retailers across 39 states in the U.S., as well as Canada, Israel, South America and the European Union. TILT’s core businesses include Jupiter Research LLC, a wholly-owned subsidiary and leader in the vaporization segment focused on hardware design, research, development and manufacturing; and cannabis operations, Commonwealth Alternative Care, Inc. in Massachusetts, Standard Farms LLC in Pennsylvania, and Standard Farms Ohio, LLC in Ohio. TILT is headquartered in Phoenix, Arizona. For more information, visit www.tiltholdings.com.

Forward-Looking Information

This news release contains forward-looking information and statements (together, “forward-looking information”) under applicable Canadian and U.S. securities laws which are based on current expectations. Forward-looking information is provided for the purpose of presenting information about TILT management’s current expectations and plans relating to the future and readers are cautioned that such statements may not be appropriate for other purposes. Forward-looking information may include, without limitation the performance and success of the partnership between the Nation and PowerFund Partners, the expecting timing of the opening of the Little Beach Harvest dispensary, the opinions or beliefs of management, prospects, opportunities, priorities, targets, goals, ongoing objectives, milestones, strategies, and outlook of TILT, and includes statements about, among other things, future developments, the future operations, strengths and strategy of TILT. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “will”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. These statements should not be read as guarantees of future performance or results. These statements are based upon certain material factors, assumptions and analyses that were applied in drawing a conclusion or making a forecast or projection, including TILT’s experience and perceptions of historical trends, the ability of TILT to maximize shareholder value, current conditions and expected future developments, as well as other factors that are believed to be reasonable in the circumstances.

Although such statements are based on management’s reasonable assumptions at the date such statements are made, there can be no assurance that it will be completed on the terms described above and that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such forward-looking information. Accordingly, readers should not place undue reliance on the forward-looking information. TILT assumes no responsibility to update or revise forward-looking information to reflect new events or circumstances unless required by applicable law.

By its nature, forward-looking information is subject to risks and uncertainties, and there are a variety of risk factors, many of which are beyond the control of TILT, and that may cause actual outcomes to differ materially from those discussed in the forward-looking statements. Such risk factors include, but are not limited to, those described under the heading “Item 1A Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2022 , “Item 1A Risk Factors” in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, “Item 1A Risk Factors” in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and other subsequent reports filed by TILT with the United States Securities and Exchange Commission on www.sec.gov and on SEDAR at www.sedar.com.

TILT Company Contact:

Lynn Ricci, VP of Investor Relations & Corporate Communications

TILT Holdings Inc.

lricci@tiltholdings.com

TILT Media Contact:

Leland Radovanovic

Trailblaze on behalf of TILT Holdings

TILT@trailblaze.co

Little Beach Harvest Media Contact:

Gia Morón

GVM Communications on behalf of Shinnecock Nation and PowerFund Partners

gia@gvmcommsinc.com